UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2017

ENVISION SOLAR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53204	26-1342810
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5660 Eastgate Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 799-4583

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8. OTHER EVENTS

Item 8.01. Other Events.

On or about June 2, 2017, Envision Solar International, Inc., a Nevada corporation (the "Company"), received a purchase order for 32 EV ARCs™ from the City of New York, New York.  The purchase order issued by the New York City Financial Management System, Department of City Wide Administrative Services, established an order amount value of $2,141,120.00.  The order was made under a contract awarded to the Company by the City of New York on May 18, 2017 after a competitive public bidding process.  The contract with the City of New York allows any city department to order EV ARC™ products from the Company as needed.  This latest purchase order is expected to provide EV ARC™ solar powered EV charging and emergency power to nine New York City agencies.  The EV ARCs for this purchase order are not designed to provide outdoor advertising capabilities.

The Company expects to commence manufacturing the EV ARCs™ this month and to complete delivery by August 2017.

Forward-Looking Statements

This Report may contain forward-looking statements regarding future events or our expected future results that are subject to inherent risks and uncertainties.  All statements in this Report other than statements of historical facts are forward looking statements.  Forward looking statements are generally accompanied by terms or phrases such as "estimate," "project," "predict," "believe," "expect," "anticipate," "target," "plan," "intend," "seek," "goal," "will," "should," "may," or other words and similar expressions that convey the uncertainty of future events or results.  Statements contemplating or making assumptions regarding actual or potential sales, value, market size and demand, prospective business contracts, customer orders, trends or operating results also constitute forward looking statements.  Our actual results may differ substantially from those indicated in forward looking statements because our business is subject to significant economic, competitive, regulatory, business and industry risks which are difficult to predict and many of which are beyond our control.  Our operating results, financial condition and business performance may be adversely affected by a general decline in the economy, unavailability of capital or financing for our prospective customers to purchase products and services from us, competition, changes in regulations, a decline in the demand for solar energy, a lack of profitability, a decline in our stock price, and other risks.  We may not have adequate capital, financing or cash flow to sustain our business or implement our business plans.  Current results and trends are not necessarily indicative of future results that we may achieve.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION SOLAR INTERNATIONAL, INC.

Date: June 8, 2017                                             By: /s/ Desmond Wheatley

Desmond Wheatley, Chief Executive Officer